EXHIBIT 10(a)

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 3 to Registration Statement No. 333-56205 on Form N-1A of our reports dated July 12, 2001 on Mercury Pan-European Growth Fund of Mercury Funds, Inc. and Mercury Master Pan-European Growth Portfolio of Mercury Master Trust, both appearing in the May 31, 2001 Annual Report of Mercury Pan-European Growth Fund, and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP New York, New York August 31, 2001